SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 27, 2012 (this "Amendment") is by and among STEINER U.S. HOLDINGS, INC., a Florida corporation (the "Borrower"), the several banks and other financial institutions and lenders signatory hereto (each a "Lender" and collectively, the "Lenders") and SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent, are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, the Required Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

Section 1. Definitions. Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Specific Amendments to Credit Agreement.

    Section 1.1 of the Credit Agreement, Definitions, is hereby amended (i) by deleting the definitions of "Fixed Charge Coverage Ratio" and "Fixed Charges" in their entirety and (ii) by inserting the following definitions into such section in proper alphabetical order:

    "Interest Coverage Ratio" shall mean, as of any date, the ratio of (i) EBITDA for the four consecutive Fiscal Quarters ending on or immediately prior to such date to (ii) Interest Expense for the four consecutive Fiscal Quarters ending on or immediately prior to such date.

    "Second Amendment Effective Date" shall mean November 27, 2012.

    Section 1.3 of the Credit Agreement, Accounting Terms and Definitions, is hereby amended by deleting the last sentence of such section and inserting the following sentence in replacement thereof:

    "With respect to determining compliance with the financial covenants set forth in ARTICLE VI for the Acquisition or any proposed Permitted Acquisition, such calculation shall include the pro forma EBITDA, EBITDAR, Interest Expense (except as, or in a manner, expressly specified in such definitions or any related definitions) or other determining factors for the applicable financial covenant of any Person or business acquired for the applicable period preceding such acquisition, not to exceed four (4) Fiscal Quarters, so long as the calculation thereof is done in a manner reasonably calculated to comply with GAAP (except as expressly specified in such definitions or any related definitions) and such calculation is detailed in the supporting calculations to each applicable Compliance Certificate as detailed and measured to the Administrative Agent's reasonable satisfaction."

    Section 6.3 of the Credit Agreement, Fixed Charge Coverage Ratio, is hereby amended and restated in its entirety to read as follows:

    "Section 6.3 Interest Coverage Ratio. The Parent and its Subsidiaries, on a consolidated basis, shall have as of the last day of each applicable Fiscal Quarter and the twelve month period then ended (commencing with the Fiscal Quarter ending December 31, 2012), an Interest Coverage Ratio of not less than 3.50:1:00."

    Section 6.4 of the Credit Agreement, Capital Expenditures, is hereby amended and restated in its entirety to read as follows:

    "Section 6.4 Capital Expenditures. The Parent and its Subsidiaries will not make Capital Expenditures in excess of (a) $15,000,000 for Fiscal Year 2011 and (b) $40,000,000 during any Fiscal Year thereafter; provided that Capital Expenditures made by acquired Subsidiaries prior to the closing of the Acquisition or any Permitted Acquisition by the Parent or any of its Subsidiaries shall not apply to such threshold amount."

    Section 7.5 of the Credit Agreement, Restricted Payments, is hereby amended and restated in its entirety to read as follows:

"Section 7.5 Restricted Payments. The Borrower will not, and will not permit the Parent or any Subsidiaries of the Parent to, declare or make, or agree to pay or make, directly or indirectly, any dividend or distribution on any class of its Capital Stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of Capital Stock or Indebtedness subordinated in right of payment to the Obligations of the Borrower or any Guarantee thereof or any options, warrants, or other rights to purchase such Capital Stock or such Indebtedness, whether now or hereafter outstanding (each, a "Restricted Payment"), except, notwithstanding anything in any Loan Document (as in effect as of the Second Amendment Effective Date) to the contrary, for (a) dividends payable by the Parent or any Subsidiary of the Parent solely in the Parent's or such Subsidiary's Capital Stock; (b) dividends payable by the Parent on its Capital Stock; provided, that, (i) the Term Loans have been paid in full and satisfied and the Term Loan Commitments are no longer outstanding and (ii) there are no Revolving Loans then outstanding; (c) after January 1, 2013, repurchases and redemptions of the Parent's and its Subsidiaries' Capital Stock and cash dividends payable by the Parent on its Capital Stock; provided, that (x) the aggregate amount of such Restricted Payments in the form of Capital Stock repurchases made by the Parent and/or its Subsidiaries and cash dividends payable by the Parent on its Capital Stock does not exceed $20,000,000 for any Fiscal Year, and (y) the Parent and its Subsidiaries are in pro forma compliance (after giving effect to such Restricted Payments) with the financial covenants set forth in ARTICLE VI; (d) Restricted Payments made by any Subsidiary of the Parent to the Parent or to another Subsidiary of the Parent, on at least a pro rata basis with any other shareholders if such Subsidiary is not wholly owned by the Parent and other wholly owned Subsidiaries of the Parent; (e) Restricted Payments made with respect to intercompany Indebtedness that is expressly subordinate to the Obligations and permitted pursuant to Section 7.1(d); (f) Restricted Payments made pursuant to any acquisition agreement governing any Permitted Acquisition and (g) repurchases of Capital Stock (i) deemed to occur on the exercise of options by the delivery of Capital Stock in satisfaction of the exercise price of such options or (ii) in consideration of withholding or similar taxes payable by any future, present or former employee, director or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing); provided, that in no event shall any Restricted Payment (including, without limitation, those listed in paragraphs (a) - (g) of this Section 7.5) be declared or made if either a Default or Event of Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom."

Section 3. Representations and Warranties. The Borrower hereby represents and warrants as follows:

(a) at the time of and immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case before and after giving effect thereto, except to the extent made as of a specific date (in which case such representations and warranties shall be true and correct in all material respects as of such date);

(b) the execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party's organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action and (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or any other Person, except those as have been obtained or made and are in full force and effect; (ii) will not violate any Requirements of Law applicable to the Parent or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority; (iii) will not violate or result in a default under any Material Contract binding on the Parent or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Parent or any of its Subsidiaries; and (iv) will not result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries, except Liens (if any) created under the Loan Documents;

(c) this Amendment has been duly executed and delivered by each of the Loan Parties, and constitutes the valid and binding obligations of such Loan Party, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

(d) each Subsidiary that is required to be a Subsidiary Loan Party pursuant to the terms of the Credit Agreement is listed on the signature pages hereto; and

(e) on and as of the date hereof, no Default or Event of Default exists.

Section 4. Conditions Precedent. This Amendment shall be effective as of the Second Amendment Effective Date upon the satisfaction of the following conditions precedent in a manner acceptable to the Administrative Agent:

(a) the Administrative Agent shall have received this Amendment, duly executed and delivered by the Parent, the Borrower, the Subsidiary Loan Parties, the Required Lenders and the Administrative Agent; and

(b) the Administrative Agent shall have received such other information, documents, instruments or approvals as the Administrative Agent or its counsel may reasonably request.

Section 5. Reference to and Effect on the Loan Documents.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall in each case mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. No Loan Party has any knowledge of any challenge to the Administrative Agent's or any Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent or any Lender at variance with the Credit Agreement such as to require further notice by the Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein.

Section 6. Release. In consideration of the amendments contained herein, each of the Loan Parties hereby waives and releases the Lenders, the Administrative Agent, the Swing Line Lender and the Issuing Bank from any and all claims and defenses, known or unknown, existing on the date hereof with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

Section 7. Further Assurances. The Borrower agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 8. Costs and Expenses. The Borrower agrees to pay on demand all reasonable, out-of-pocket costs and expenses in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws (without giving effect to the conflict of law principles thereof) of the State of New York.

Section 10. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

Section 11. Affirmation of Guaranty. By executing this Amendment, each of the Parent and the Subsidiary Loan Parties hereby acknowledges, consents and agrees that all of its obligations and liabilities under the Guaranty and Security Agreement remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection herewith shall not alter, amend, reduce or modify its obligations and liability under the Guaranty and Security Agreement or any of the other Loan Documents to which it is a party.

Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER: STEINER U.S. HOLDINGS, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

PARENT: STEINER LEISURE LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

SUBSIDIARY LOAN

PARTIES: STEINER TRANSOCEAN LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

MANDARA SPA (CRUISE II), L.L.C.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

MANDARA SPA (BAHAMAS) LTD.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

STEINER SPA LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

MANDARA SPA LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

cosmetics limited

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

STEINER SPA ASIA LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

steiner education group, inc.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

MID-ATLANTIC MASSAGE THERAPY, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Chief Operating Officer and

Chief Financial Officer

fcnh, inc.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Chief Operating Officer and

Chief Financial Officer

STEINER BEAUTY PRODUCTS, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

STEINER MANAGEMENT SERVICES, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

ELEMIS LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

STEINER TRAINING LIMITED

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Senior Vice President and

Chief Financial Officer

BLISS WORLD HOLDINGS, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

BLISS WORLD llc

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President and

Chief Financial Officer

IDEAL IMAGE DEVELOPMENT, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF NEVADA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF IDAHO, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF UTAH, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE DEVELOPMENT CORPORATION

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF TENNESSEE, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF OKLAHOMA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF WISCONSIN, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF TEXAS, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

I.I. COSMETIC INSTITUTE, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF FLORIDA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL OF NORTH CAROLINA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF GEORGIA (JV2), LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF ARIZONA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF MISSOURI, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF MARYLAND, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF NEW MEXICO, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF INDIANA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF MINNESOTA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF OREGON, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF WASHINGTON, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF VIRGINIA, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL IMAGE OF KENTUCKY, LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL VENTURES, INC.

By: /s/ Stephen Lazarus Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

IDEAL VENTURES OF ARIZONA, INC.

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

SEG CORT LLC

By: /s/ Stephen Lazarus

Name: Stephen Lazarus

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

ADMINISTRATIVE AGENT AND

LenderS: SUNTRUST BANK, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By: Eduardo M. Balcazar

Name: Eduardo M. Balcazar

Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ David Gutierrez

Name: David Gutierrez

Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Gregory Roll

Name: Gregory Roll

Title: Senior Vice President

REGIONS BANK, as a Lender

By:

Name:

Title:

CITY NATIONAL BANK OF FLORIDA, as a Lender

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Antje B. Focke

Name: Antje B. Focke

Title: Senior Underwriter

[End of Signatures]